Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

23.	Subsequent events

The Company has evaluated subsequent events through April 13, 2026, the date the financial statements available to be issued: on January 5, 2026, the Group entered into a business transfer agreement (the “Agreement”) with Shanghai TopsFuture Microelectronics Co., Ltd. (“TopsFuture”), an entity controlled by Mr. Qiang Ding, the Company’s chairman and chief executive officer, to divest its non-core chip R&D business for a total consideration of up to RMB18.0 million. The consideration consists of cash consideration in the amount of RMB3 million and contingent consideration in the amount of RMB15 million. The divestment does not qualify as a strategic shift.